UBS Investment Bank

Fixed Bid Stratification

AF15DEC synthetic

(DELCODE in ('OWN,BID,CMT,SVC')) ; 15yr DEC remaining loans; CURRRATE lt 6.375

Pool Summary	COUNT	UPB	%
Conforming	104	$13,700,793.86	24.06%
Non-Conforming	110	43,234,501.30	75.94
Total:	214	$56,935,295.16	100.00%
Data as of Date: 2003-11-01
ORIGINST: SON0925A
AVG UPB: $266,052.78
GROSS WAC: 5.4743%
NET WAC: 5.224%
% SF/PUD: 85.30%
% FULL/ALT: 69.91%
% CASHOUT: 36.05%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 62.93%
% FICO > 679: 66.02%
% NO FICO: 4.22%
WA FICO: 703
% FIRST LIEN: 85.05%
% PREPAY PENALTY: 2.39%
CALIFORNIA %: 11.31%
% PLEDGED LOANS: 0.00%
Latest Maturity Date: 20181101
Loans with Prepay Penalties: 2.39%

Product Type	COUNT	UPB	%
10 YR FXD	1	$1,439,477.77	2.53%
15 YR BALLOON	51	23,005,601.95	40.41
15 YR FXD	162	32,490,215.44	57.07
Total:	214	$56,935,295.16	100.00%

MASTR ELIGIBLE	COUNT	UPB	%
N	140	$29,390,860.38	51.62%
Y	74	27,544,434.78	48.38
Total:	214	$56,935,295.16	100.00%

Original Balance	COUNT	UPB	%
$0.01 - $50,000.00	16	$589,462.97	1.04%
$50,000.01 - $100,000.00	43	3,227,462.56	5.67
$100,000.01 - $150,000.00	27	3,329,391.80	5.85
$150,000.01 - $200,000.00	23	4,081,405.12	7.17
$200,000.01 - $250,000.00	13	2,878,221.83	5.06
$250,000.01 - $300,000.00	5	1,344,265.70	2.36
$300,000.01 - $350,000.00	20	6,550,157.95	11.50
$350,000.01 - $400,000.00	26	9,693,449.77	17.03
$400,000.01 - $450,000.00	10	4,326,872.36	7.60
$450,000.01 - $500,000.00	12	5,834,889.70	10.25
$500,000.01 - $550,000.00	4	2,087,707.67	3.67
$550,000.01 - $600,000.00	2	1,189,762.54	2.09
$600,000.01 - $650,000.00	3	1,918,509.49	3.37
$650,000.01 - $700,000.00	1	684,000.00	1.20
$700,000.01 - $750,000.00	1	712,447.56	1.25
$800,000.01 - $850,000.00	1	774,568.02	1.36
$850,000.01 - $900,000.00	2	1,739,736.70	3.06
$950,000.01 - $1,000,000.00	2	1,965,588.04	3.45
$1,000,000.01 >=	3	4,007,395.38	7.04
Total:	214	$56,935,295.16	100.00%
Minimum: $16,600.00
Maximum: $1,458,250.00
Average: $267,985.11

Unpaid Balance	COUNT	UPB	%
$0.01 - $50,000.00	17	$639,349.28	1.12%
$50,000.01 - $100,000.00	42	3,177,576.25	5.58
$100,000.01 - $150,000.00	27	3,329,391.80	5.85
$150,000.01 - $200,000.00	23	4,081,405.12	7.17
$200,000.01 - $250,000.00	13	2,878,221.83	5.06
$250,000.01 - $300,000.00	5	1,344,265.70	2.36
$300,000.01 - $350,000.00	21	6,899,205.89	12.12
$350,000.01 - $400,000.00	25	9,344,401.83	16.41
$400,000.01 - $450,000.00	10	4,326,872.36	7.60
$450,000.01 - $500,000.00	12	5,834,889.70	10.25
$500,000.01 - $550,000.00	4	2,087,707.67	3.67
$550,000.01 - $600,000.00	2	1,189,762.54	2.09
$600,000.01 - $650,000.00	3	1,918,509.49	3.37
$650,000.01 - $700,000.00	1	684,000.00	1.20
$700,000.01 - $750,000.00	1	712,447.56	1.25
$750,000.01 - $800,000.00	1	774,568.02	1.36
$850,000.01 - $900,000.00	2	1,739,736.70	3.06
$950,000.01 - $1,000,000.00	2	1,965,588.04	3.45
$1,000,000.01 >=	3	4,007,395.38	7.04
Total:	214	$56,935,295.16	100.00%
Minimum: $16,600.00
Maximum: $1,439,477.77
Average: $266,052.78

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

UBS Investment Bank

Fixed Bid Stratification

AF15DEC synthetic

(DELCODE in ('OWN,BID,CMT,SVC')) ; 15yr DEC remaining loans; CURRRATE lt 6.375

Gross Rate	COUNT	UPB	%
4.251% - 4.500%	2	$100,386.31	0.18%
4.501% - 4.750%	20	3,379,155.16	5.94
4.751% - 5.000%	26	5,384,227.48	9.46
5.001% - 5.250%	34	11,388,545.70	20.00
5.251% - 5.500%	50	14,157,938.23	24.87
5.501% - 5.750%	37	8,693,257.92	15.27
5.751% - 6.000%	39	11,828,939.13	20.78
6.001% - 6.250%	6	2,002,845.23	3.52
Total:	214	$56,935,295.16	100.00%
Minimum: 4.375%
Maximum: 6.250%
Weighted Average: 5.474%

Net Rate	COUNT	UPB	%
4.001% - 4.250%	2	$100,386.31	0.18%
4.251% - 4.500%	20	3,379,155.16	5.94
4.501% - 4.750%	26	5,384,227.48	9.46
4.751% - 5.000%	34	11,388,545.70	20.00
5.001% - 5.250%	50	14,157,938.23	24.87
5.251% - 5.500%	37	8,693,257.92	15.27
5.501% - 5.750%	39	11,828,939.13	20.78
5.751% - 6.000%	6	2,002,845.23	3.52
Total:	214	$56,935,295.16	100.00%
Minimum: 4.125%
Maximum: 6.000%
Weighted Average: 5.224%

Original Term to Maturity	COUNT	UPB	%
2 - 60	1	$303,419.07	0.53%
61 - 120	11	2,317,506.92	4.07
121 - 180	202	54,314,369.17	95.40
Total:	214	$56,935,295.16	100.00%
Minimum: 60
Maximum: 180
Weighted Average: 177

Remaining Term to Stated Maturity	COUNT	UPB	%
2 - 60	1	$303,419.07	0.53%
61 - 120	11	2,317,506.92	4.07
121 - 180	202	54,314,369.17	95.40
Total:	214	$56,935,295.16	100.00%
Minimum: 59
Maximum: 180
Weighted Average: 173

Seasoning	COUNT	UPB	%
<= 0	33	$6,525,720.86	11.46%
1 - 1	72	14,107,240.48	24.78
2 - 2	29	7,508,573.67	13.19
3 - 3	13	3,052,897.75	5.36
4 - 4	18	6,911,952.38	12.14
5 - 5	6	3,000,221.06	5.27
7 - 12	38	14,281,129.28	25.08
13 - 24	5	1,547,559.68	2.72
Total:	214	$56,935,295.16	100.00%
Minimum: 0
Maximum: 15
Weighted Average: 4

FICO Scores	COUNT	UPB	%
0 - 0	12	$2,402,983.63	4.22%
420 - 429	1	452,000.00	0.79
550 - 559	1	330,058.24	0.58
560 - 569	2	1,074,736.70	1.89
570 - 579	1	382,403.51	0.67
580 - 589	2	2,108,719.81	3.70
590 - 599	1	368,370.00	0.65
600 - 609	3	2,303,829.98	4.05
610 - 619	4	1,991,431.29	3.50
620 - 629	3	199,500.00	0.35
630 - 639	5	885,306.64	1.55
640 - 649	3	559,904.61	0.98
650 - 659	5	1,200,190.46	2.11
660 - 669	9	2,633,015.34	4.62
670 - 679	13	2,454,272.33	4.31
680 - 689	16	2,479,318.52	4.35
690 - 699	13	3,396,798.70	5.97
700 - 709	14	3,185,995.16	5.60
710 - 719	10	2,270,712.80	3.99
720 - 729	13	4,007,660.57	7.04
730 - 739	10	2,952,424.58	5.19
740 - 749	13	3,472,360.69	6.10
750 - 759	12	3,251,325.72	5.71
760 - 769	14	3,855,254.30	6.77
770 - 779	8	2,713,986.66	4.77
780 - 789	15	3,674,690.11	6.45
790 - 799	7	1,422,662.56	2.50
800 - 809	4	905,382.25	1.59
Total:	214	$56,935,295.16	100.00%
Minimum: 0
Maximum: 807
Weighted Average: 703

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

UBS Investment Bank

Fixed Bid Stratification

AF15DEC synthetic

(DELCODE in ('OWN,BID,CMT,SVC')) ; 15yr DEC remaining loans; CURRRATE lt 6.375

Loan To Value Ratio	COUNT	UPB	%
5.001% - 10.000%	1	$499,412.99	0.88%
10.001% - 15.000%	1	80,000.00	0.14
15.001% - 20.000%	2	144,481.35	0.25
20.001% - 25.000%	3	212,520.25	0.37
25.001% - 30.000%	6	682,570.92	1.20
30.001% - 35.000%	8	1,713,074.26	3.01
35.001% - 40.000%	6	1,149,005.12	2.02
40.001% - 45.000%	10	3,079,011.43	5.41
45.001% - 50.000%	16	3,416,279.86	6.00
50.001% - 55.000%	15	3,952,262.90	6.94
55.001% - 60.000%	15	4,531,290.47	7.96
60.001% - 65.000%	20	7,948,962.29	13.96
65.001% - 70.000%	32	8,648,922.81	15.19
70.001% - 75.000%	32	9,280,163.69	16.30
75.001% - 80.000%	39	9,871,515.68	17.34
80.001% - 85.000%	2	865,870.00	1.52
85.001% - 90.000%	6	859,951.14	1.51
Total:	214	$56,935,295.16	100.00%
Minimum: 6.80%
Maximum: 90.00%
Weighted Average: 62.93%

Combined Loan To Value Ratio	COUNT	UPB	%
5.001% - 10.000%	1	$499,412.99	0.88%
10.001% - 15.000%	1	80,000.00	0.14
15.001% - 20.000%	2	144,481.35	0.25
20.001% - 25.000%	2	177,520.25	0.31
25.001% - 30.000%	6	682,570.92	1.20
30.001% - 35.000%	7	1,393,513.83	2.45
35.001% - 40.000%	7	1,468,565.55	2.58
40.001% - 45.000%	10	3,079,011.43	5.41
45.001% - 50.000%	15	3,387,479.86	5.95
50.001% - 55.000%	15	3,664,562.90	6.44
55.001% - 60.000%	17	4,882,790.47	8.58
60.001% - 65.000%	19	7,781,127.44	13.67
65.001% - 70.000%	32	8,648,922.81	15.19
70.001% - 75.000%	32	9,280,163.69	16.30
75.001% - 80.000%	39	9,871,515.68	17.34
80.001% - 85.000%	2	865,870.00	1.52
85.001% - 90.000%	6	859,951.14	1.51
90.001% - 95.000%	1	167,834.85	0.29
Total:	214	$56,935,295.16	100.00%
Minimum: 6.80%
Maximum: 95.00%
Weighted Average: 63.10%

DTI	COUNT	UPB	%
<= 0.000%	56	$17,663,692.62	31.02%
6.001% - 11.000%	1	80,000.00	0.14
11.001% - 16.000%	3	985,873.08	1.73
16.001% - 21.000%	13	3,389,423.58	5.95
21.001% - 26.000%	14	3,465,768.20	6.09
26.001% - 31.000%	22	6,221,570.57	10.93
31.001% - 36.000%	17	5,880,533.90	10.33
36.001% - 41.000%	31	7,369,977.91	12.94
41.001% - 46.000%	13	3,259,696.83	5.73
46.001% - 51.000%	13	4,018,792.67	7.06
51.001% - 56.000%	8	1,516,819.13	2.66
56.001% - 61.000%	9	1,158,964.81	2.04
61.001% - 66.000%	7	459,648.03	0.81
66.001% - 71.000%	1	371,250.00	0.65
71.001% - 76.000%	2	464,500.00	0.82
76.001% - 81.000%	1	56,300.00	0.10
81.001% - 86.000%	2	123,000.00	0.22
86.001% - 91.000%	1	449,483.83	0.79
Total:	214	$56,935,295.16	100.00%
Minimum: 0.000%
Maximum: 87.000%
Weighted Average: 36.580%

Geographic Concentration	COUNT	UPB	%
New Jersey	53	$22,215,634.01	39.02%
New York	57	9,911,651.21	17.41
California	20	6,441,511.83	11.31
Texas	10	2,942,172.48	5.17
Georgia	8	2,393,731.71	4.20
Florida	12	1,482,254.73	2.60
Illinois	6	1,380,182.70	2.42
Washington	5	1,275,379.98	2.24
Maryland	3	1,181,235.08	2.07
North Carolina	4	993,600.00	1.75
Virginia	2	805,264.93	1.41
South Dakota	1	650,000.00	1.14
Minnesota	4	587,241.32	1.03
South Carolina	3	559,415.37	0.98
Arkansas	1	497,500.00	0.87
Indiana	2	473,400.00	0.83
Vermont	1	371,250.00	0.65
Colorado	2	339,113.74	0.60
Pennsylvania	4	335,890.49	0.59
Kentucky	2	323,683.71	0.57
Michigan	2	302,738.16	0.53
Louisiana	1	292,850.00	0.51
Massachusetts	1	200,000.00	0.35
New Hampshire	1	145,000.00	0.25
Ohio	1	137,730.25	0.24
Kansas	1	118,248.03	0.21
Utah	1	105,794.04	0.19
New Mexico	1	98,456.78	0.17
Arizona	1	84,168.63	0.15
Nebraska	1	76,655.88	0.13
Tennessee	1	73,000.00	0.13
District Of Columbia	1	71,000.00	0.12
Oregon	1	69,540.10	0.12
Total:	214	$56,935,295.16	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

UBS Investment Bank

Fixed Bid Stratification

AF15DEC synthetic

(DELCODE in ('OWN,BID,CMT,SVC')) ; 15yr DEC remaining loans; CURRRATE lt 6.375

North-South CA	COUNT	UPB	%
States Not CA	194	$50,493,783.33	88.69%
South CA	14	4,516,818.52	7.93
North CA	6	1,924,693.31	3.38
Total:	214	$56,935,295.16	100.00%

California Risk Zip Codes	COUNT	UPB	%
0	214	$56,935,295.16	100.00%
Total:	214	$56,935,295.16	100.00%

Zip Code Concentration	COUNT	UPB	%
90210	2	$2,008,333.84	3.53%
78212	1	1,439,477.77	2.53
30022	1	1,334,151.79	2.34
07627	2	1,216,295.94	2.14
10016	2	1,103,000.00	1.94
Other	206	49,834,035.82	87.53
Total:	214	$56,935,295.16	100.00%

Pledged Assets	COUNT	UPB	%
N	1	$366,852.21	0.64%
	213	56,568,442.95	99.36
Total:	214	$56,935,295.16	100.00%

Loan Purpose	COUNT	UPB	%
Rate & Term Refi	95	$25,045,105.35	43.99%
Cash Out Refi	82	20,522,405.90	36.05
Purchase	37	11,367,783.91	19.97
Total:	214	$56,935,295.16	100.00%

Cashout Indicator	COUNT	UPB	%
No	48	$5,588,568.05	9.82%
Not Provided	94	38,002,949.27	66.75
Yes	27	3,470,265.06	6.10
	45	9,873,512.78	17.34
Total:	214	$56,935,295.16	100.00%

Document Type	COUNT	UPB	%
Full	120	$38,688,291.49	67.95%
Stated Income Full Asset	32	6,181,693.20	10.86
Lite Doc	15	3,037,000.00	5.33
No Doc	11	2,851,731.70	5.01
Streamline	3	1,563,164.94	2.75
Alternate	11	1,115,521.19	1.96
1 Paystub/Assets Verified	5	814,301.98	1.43
No Income Verified	3	654,021.75	1.15
No Income No Asset	6	612,384.91	1.08
Stated Doc	3	474,529.21	0.83
Reduced	1	372,538.27	0.65
No Ratio	1	261,171.03	0.46
Limited Income Full Asset	1	167,000.00	0.29
Employment Verification Only	2	141,945.49	0.25
Total:	214	$56,935,295.16	100.00%

Property Type	COUNT	UPB	%
Single Family	158	$47,359,674.48	83.18%
Two Family	23	4,177,245.48	7.34
Condomimium	9	1,985,807.18	3.49
Four Family	3	1,128,000.00	1.98
Pud	7	882,970.13	1.55
Three Family	7	655,950.00	1.15
High Rise Condo (gt 8 floors)	4	422,403.56	0.74
Pud Attached	2	170,691.42	0.30
Pud Detached	1	152,552.91	0.27
Total:	214	$56,935,295.16	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied	146	$49,422,917.52	86.81%
Investor Occupied	62	6,827,326.94	11.99
Second Home	6	685,050.70	1.20
Total:	214	$56,935,295.16	100.00%

Prepay Flag	COUNT	UPB	%
No Prepay Penalty	204	$55,573,191.16	97.61%
Prepay Penalty	10	1,362,104.00	2.39
Total:	214	$56,935,295.16	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	204	$55,573,191.16	97.61%
60.000	10	1,362,104.00	2.39
Total:	214	$56,935,295.16	100.00%
wa Term: 1.435

Balloon Flag	COUNT	UPB	%
Balloon Loan	51	$23,005,601.95	40.41%
Not a Balloon Loan	163	33,929,693.21	59.59
Total:	214	$56,935,295.16	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

UBS Investment Bank

Fixed Bid Stratification

AF15DEC synthetic

(DELCODE in ('OWN,BID,CMT,SVC')) ; 15yr DEC remaining loans; CURRRATE lt 6.375

Silent 2nd	COUNT	UPB	%
N	209	$56,324,660.31	98.93%
Y	5	610,634.85	1.07
Total:	214	$56,935,295.16	100.00%

Lien Position	COUNT	UPB	%
0	39	$8,512,166.36	14.95%
1	175	48,423,128.80	85.05
Total:	214	$56,935,295.16	100.00%

Mortgage Ins.	COUNT	UPB	%
Assumed PMI Coverage	3	$352,579.92	0.62%
GEMICO	1	36,900.00	0.06
MGIC	1	368,370.00	0.65
Republic Mortgage Insurance	2	614,500.00	1.08
United Guaranty	1	353,471.22	0.62
LTV <=80	206	55,209,474.02	96.97
Total:	214	$56,935,295.16	100.00%
% LTV > 80 NO MI: 0.00%

Loan Type

Channel	COUNT	UPB	%
Retail	1	$129,094.19	0.23%
Wholesale	9	1,705,783.99	3.00
	160	41,298,468.25	72.54
Correspondent	23	6,214,178.80	10.91
Internet	2	721,656.00	1.27
Retail	9	3,320,014.94	5.83
Wholesale	6	3,055,019.81	5.37
WHOLESALE	4	491,079.18	0.86
Total:	214	$56,935,295.16	100.00%

Originator	COUNT	UPB	%
Alliance Bancorp	2	$247,000.00	0.43%
Cendant Mortgage	29	5,179,350.86	9.10
Chase Mortgage	2	1,497,561.48	2.63
Citicorp	1	366,852.21	0.64
First Saving	2	1,614,500.01	2.84
Flick	4	624,024.82	1.10
Greenpoint Mortgage Corporation	6	1,177,050.93	2.07
HSBC	59	6,617,326.94	11.62
Nat City Mortgage	10	1,264,455.24	2.22
New York Mortgage Company	4	936,410.50	1.64
Trust Company of New Jersey	51	23,005,601.95	40.41
Wall Street Bankers	1	134,059.36	0.24
Washington Mutual	40	13,310,869.55	23.38
	3	960,231.31	1.69
Total:	214	$56,935,295.16	100.00%

Servicer	COUNT	UPB	%
Alliance Mortgage	4	$936,410.50	1.64%
Cendant	29	5,179,350.86	9.10
Chase Home Mtg	2	1,497,561.48	2.63
CitiCorp	1	366,852.21	0.64
GMAC Mortgage	16	4,070,894.68	7.15
Greenpoint	2	685,971.75	1.20
HSBC	59	6,617,326.94	11.62
National City Mortgage	10	1,264,455.24	2.22
Trust Company of New Jersey	51	23,005,601.95	40.41
Wachovia Securities	12	6,995,219.55	12.29
Washington Mutual Bank	28	6,315,650.00	11.09
Total:	214	$56,935,295.16	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.